UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 5, 2006

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01:	Financial Statements and Exhibits

The following exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File Nos. 333-135006 and 333-133006-01) filed by Wells Fargo & Company and Wells Fargo Capital X with the Securities and Exchange Commission. On December 5, 2006, Wells Fargo Capital X issued its 5.95% Capital Securities (the “Trust Issuance”) and used the proceeds from such issuance, together with the proceeds of the issuance of its 5.95% Common Securities, to purchase 5.95% Capital Efficient Notes due 2086, from Wells Fargo & Company (the “Company Issuance”). The purpose of this Current Report is to file with the Securities and Exchange Commission (i) the Underwriting Agreement, the First Supplemental Indenture, the Amended and Restated Declaration of Trust and Trust Agreement, the form of 5.95% Capital Security and the Guarantee Agreement relating to the Trust Issuance, (ii) the form of 5.95% Capital Efficient Note due 2086, relating to the Company Issuance, (iii) the Replacement Capital Covenant relating to the Trust Issuance and the Company Issuance, (iv) the opinion of Mary E. Schaffner, Esq. relating to the Company Issuance, (v) the opinion of Richards, Layton & Finger relating to the Trust Issuance and (vi) the opinion of Sullivan & Cromwell LLP, Wells Fargo & Company’s special tax counsel, relating to certain tax matters.

(d)	Exhibits

1.1	Underwriting Agreement dated November 27, 2006, among Wells Fargo Capital X, Wells Fargo & Company and the Representatives named therein.

4.1	First Supplemental Indenture dated as of December 5, 2006 to Indenture dated as of August 1, 2005 between Wells Fargo & Company and The Bank of New York Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association).

4.2	Form of 5.95% Capital Efficient Note due 2086 (included in Exhibit 4.1).

4.3	Amended and Restated Declaration of Trust and Trust Agreement dated as of December 5, 2006, among Wells Fargo & Company, The Bank of New York Trust Company, N.A., Wilmington Trust Company, the Administrative Trustees named therein, and the Holders named therein.

4.4	Form of 5.95% Capital Security (included in Exhibit 4.3).

4.5	Guarantee Agreement dated as of December 5, 2006, between Wells Fargo & Company and The Bank of New York Trust Company, N.A.

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5.1	Opinion of Mary E. Schaffner, Esq. dated December 5, 2006.

5.2	Opinion of Richards, Layton & Finger, P.A. dated December 5, 2006.

8.1	Opinion of Sullivan & Cromwell LLP dated December 5, 2006.

99.1	Replacement Capital Covenant dated as of December 5, 2006 executed by Wells Fargo & Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, December 5, 2006.

WELLS FARGO & COMPANY

By	/s/ Richard D. Levy
Richard D. Levy
Senior Vice President and Controller

[8-K]

Index to Exhibits

Exhibit No.	Description	Method of Filing

1.1	Underwriting Agreement dated November 27, 2006, among Wells Fargo Capital X, Wells Fargo & Company and the Representatives named therein.	Electronic Transmission

4.1	First Supplemental Indenture dated as of December 5, 2006 to Indenture dated as of August 1, 2005 between Wells Fargo & Company and The Bank of New York Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association).	Electronic Transmission

4.2	Form of 5.95% Capital Efficient Note due 2086 (included in Exhibit 4.1).

4.3	Amended and Restated Declaration of Trust and Trust Agreement dated as of December 5, 2006, among Wells Fargo & Company, The Bank of New York Trust Company, N.A., Wilmington Trust Company, the Administrative Trustees named therein, and the Holders named therein.	Electronic Transmission

4.4	Form of 5.95% Capital Security (included in Exhibit 4.3).

4.5	Guarantee Agreement dated as of December 5, 2006, between Wells Fargo & Company and The Bank of New York Trust Company, N.A.	Electronic Transmission

5.1	Opinion of Mary E. Schaffner, Esq. dated December 5, 2006.	Electronic Transmission

5.2	Opinion of Richards Layton & Finger, P.A. dated December 5, 2006.	Electronic Transmission

8.1	Opinion of Sullivan & Cromwell LLP dated December 5, 2006.	Electronic Transmission

99.1	Replacement Capital Covenant dated as of December 5, 2006 executed by Wells Fargo & Company.	Electronic Transmission